UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2026

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Senior Secured Notes Offering
General
On July 28, 2026, Galaxy Helios Data Centers II LLC (“Issuer”), an indirect wholly owned subsidiary of Galaxy Digital Inc. (the “Company”), completed its previously announced private offering (the “Offering”) of 9.875% Senior Secured Notes due 2031(the “Notes”). The Notes were sold under a purchase agreement, dated as of July 23, 2026, entered into by and among the Issuer, Galaxy Helios II LLC, a wholly owned direct subsidiary of the Issuer (the “Guarantor”), and Morgan Stanley & Co. LLC as the representative of the several initial purchasers, for resale to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The aggregate principal amount of Notes sold in the Offering was $3,507,000,000.
The Notes were issued at a price equal to 99.500% of their principal amount. The Issuer intends to use the net proceeds from this Offering to finance a portion of the development and construction of two buildings containing eight data halls with a combined total of 400 megawatts (“MW”) of utility capacity and 260 MW of critical IT capacity (the “Project”) to be built on an approximately 260-acre property in Dickens County, Texas and to fund debt service reserves.
Maturity, Amortization and Interest Payments
On July 28, 2026, the Issuer, the Guarantor and Galaxy Helios II Qualified Opportunity Zone Business, LLC, the direct parent company of the Issuer (“HoldCo”) entered into an indenture (the “Indenture”) with respect to the Notes with The Bank of New York Mellon, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The Notes are senior secured obligations of the Issuer and bear interest at a rate of 9.875% per annum, payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2027. The Notes will mature on August 1, 2031, unless earlier redeemed or repurchased in accordance with their terms. The principal amount of the Notes will amortize on a semi-annual basis on February 1 and August 1 of each year in the amounts set forth in the Indenture. No amortization will be payable prior to the first payment date with respect to the Notes, which is to occur at least ten months after the completion of the Project.
Redemptions and Offers
At any time prior to August 1, 2028, the Issuer may redeem all or part of the Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, plus the applicable “make-whole” premium set forth in the Indenture. At any time on or after August 1, 2028, the Issuer may redeem all or part of the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest. Prior to August 1, 2028, the Issuer may also redeem up to 40% of the aggregate principal amount of the Notes (which includes additional notes, if any) in an amount not to exceed the amount of the proceeds of certain equity offerings at a redemption price of 109.875%, plus accrued and unpaid interest. Prior to August 1, 2028, during any calendar year, the Issuer may redeem up to 10% of the original aggregate principal amount of Notes (calculated after giving effect to any issuance of Additional Notes) at a price equal to 103% of the principal amount thereof, plus accrued and unpaid interest. Upon the occurrence of a Data Center Lease Termination Event (as defined in the Indenture), the Issuer may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest. Upon or after the Commencement Date (as defined in the Indenture), in the event that the Issuer’s Debt Service Coverage Ratio (as defined in the Indenture) is less than 1.1:1.0, the Issuer may on a single occasion redeem a portion of the Notes, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, in an aggregate principal amount such that, after giving effect to such redemption, the Issuer’s Debt Service Coverage Ratio is no greater than 1.1:1.0.
Upon the occurrence of a Change of Control Trigger Event (as defined in the Indenture), the Issuer will be required to offer to repurchase all of the then outstanding Notes at a price equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the settlement date, subject to certain conditions. Subject to certain conditions and exceptions, the Issuer will be required to use the proceeds of any Asset Sale (as defined in the Indenture) to offer to repurchase all of the then outstanding Notes on a pro rata basis at a price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest. Subject to certain exceptions, the Issuer will be required to make an offer to apply 100% of the proceeds of any Data Center Lease Termination Fee (as defined in the Indenture) to repurchase the maximum aggregate principal amount of the Notes that may be purchased with the proceeds of such Data

Center Lease Termination Fee at a price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the settlement date.
Certain Covenants
The Indenture limits the ability of the Issuer and the Guarantor to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; (iii) make certain investments; (iv) create or incur liens; (v) consummate certain asset sales; (vi) without receiving a Rating Agency Confirmation (as defined in the Indenture), hold assets or conduct operations unrelated to the operation of the Project; (vii) engage in certain transactions with their affiliates; (viii) merge, consolidate or transfer or sell all or substantially all of their assets; and (ix)without receiving a Rating Agency Confirmation, (x) become a general partner in any general or limited partnership or joint venture, (y) acquire any subsidiary or (z) organize any subsidiaries. These covenants are subject to a number of important qualifications and exceptions as set forth in the Indenture. The Indenture also provides for customary events of default. The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), a copy of which is filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2 hereto and is hereby incorporated herein by reference.
Completion Guarantee
In connection with the Offering, Galaxy Digital Holdings LP (“Galaxy LP”), the indirect parent of the Issuer, has provided a customary, uncapped completion guarantee with respect to the Project, which will require Galaxy LP to provide the Landlord with the funds as necessary to ensure that each phase of the Project required to be delivered to CoreWeave, Inc. (the “Tenant”) pursuant to the lease agreement, dated August 8, 2025, as amended (the “Data Center Lease”), satisfies all conditions applicable to the commencement of rent for each such phase, in each case in the event that the proceeds of the Notes and the available funds (including prior equity contributions) are insufficient to do so.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements, including statements relating to the intended use of the proceeds from the Offering. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, risks relating to the Company’s business, including those described in periodic reports that the Company files from time to time with the SEC. The Issuer cannot provide any assurances regarding its ability to effectively apply the proceeds from the Offering. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, whether as a result of new information, future events, or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

4.1
Indenture, dated as of July 28, 2026, among Galaxy Helios Data Centers II LLC, Galaxy Helios II Qualified Opportunity Zone Business, LLC, Galaxy Helios II LLC and The Bank of New York Mellon, as trustee and collateral agent, relating to the 9.875% Senior Secured Notes due 2031.

4.2	Form of Note representing the 9.875% Senior Secured Notes due 2031 (included as Exhibit A to Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: July 28, 2026	By:	/s/Anthony Paquette
Anthony Paquette
Chief Financial Officer